Exhibit-23.1

                             Pinkham & Pinkham, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS


                         Report of Independent Auditors


      We consent to the incorporation by reference in this Registration Statement on Form S-8 to the Annual Report on Form 10-KSB of The Tirex Corporation for the year ended June 30, 2001.



                                                    /s/ Pinkham & Pinkham, P.C.
                                                    ---------------------------
                                                    Pinkham & Pinkham, P.C.
                                                    Certified Public Accountants



May 10, 2002
Cranford, New Jersey







514 Centennial Avenue, Cranford, N.J. 07016 Tel.: 908-653-1710 Fax: 908-653-1713

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